                                                                    EXHIBIT 10.3


                FIRST AMENDMENT TO COLLATERAL AGENCY AGREEMENT

                  This First Amendment to Collateral Agency Agreement (this "AMENDMENT") is made and entered into as of September 4, 2001 by and among (i) VGR Holding Inc., a Delaware corporation (formerly known as BGLS Inc., the "COMPANY"), (ii) Brooke Group Holding Inc., a Delaware corporation ("BROOKE HOLDING"), (iii) Vector Group Ltd., a Delaware corporation ("VECTOR"), (iv) New Valley Holdings, Inc., a Delaware corporation ("NV HOLDINGS"), (parties (i) through (iv) the "COMPANY PARTIES"), (v) The Bank of New York, a New York banking corporation as successor in interest to United States Trust Company of New York, a New York banking corporation as collateral agent (the "COLLATERAL AGENT") appointed pursuant to the Collateral Agency Agreement dated May 14, 2001 (the "AGREEMENT") with reference to that certain Note Purchase Agreement (the "NOTE PURCHASE AGREEMENT") dated as of May 14, 2001 under which the Company has issued to the purchasers (the "PURCHASERS") $60,000,000 in aggregate principal amount of the Company's 10% Senior Secured Notes due March 31, 2006 (the "NOTES") and (vi) the Holders (as defined below) of the Notes listed on the signature pages hereto. Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Agreement.

                                    RECITALS

                  WHEREAS, the obligations of the Company under the Notes and the Note Purchase Agreement are secured by the Security Agreements;

                  WHEREAS, pursuant to the Security Agreements, the Company Parties have granted to the Collateral Agent, for the benefit of the holders of the Notes (the "HOLDERS"), a security interest in and liens on the Collateral (as defined in the Note Purchase Agreement);

                  WHEREAS, the Company is changing its name from BGLS Inc. to VGR Holding Inc;

                  WHEREAS, the Uniform Commercial Code financing statements on file relating to the Collateral will need to be amended to reflect the Company's name change in order to maintain the perfected security interest of the Collateral Agent in the Collateral in which a security interest may be perfected by filing Uniform Commercial Code financing statements;

                  WHEREAS, it is a specific duty of the Collateral Agent, pursuant to SECTION 3.01(A) of the Agreement, to maintain the perfection of any lien in, to or upon the Collateral or any portion thereof, that has been, are or will be granted in favor of the Collateral Agent pursuant to the Security Agreements;

                  WHEREAS, this duty can be more effectively performed by amending the Agreement to authorize the Collateral Agent to file the Uniform Commercial Code financing statements and amendments to the Uniform Commercial Code financing statements it deems reasonably necessary at any time and for any reason including without limitation a change in the name of any Company Party; and

                  WHEREAS, the parties listed above wish to amend the Agreement to give the Collateral Agent such authorization.

                  NOW THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    AGREEMENT

         1. AMENDMENT OF SECTION 3.01. Section 3.01 is amended as follows:

                  a.       The word "and" is omitted from the end of clause (i).

                  b. The period is omitted from the end of clause (j) and is replaced with "; and".

                  c.       3.01 (k) is added which shall read in its entirety:
                           "The Majority Holders may instruct the Collateral Agent from time to time to file or record Uniform Commercial Code financing statements and other filing or recording documents or instruments with respect to the Collateral in such form and in such offices as the Majority Holders reasonably determine appropriate to perfect or to ensure the continuing perfection or priority of the security interest in favor of the Collateral Agent."

         2. AMENDMENT OF SECTION 3.03. Section 3.03 shall be amended as follows:

                  a.       The word "and" is omitted from the end of clause (b).

                  b. The period is omitted from the end of clause (c) and is replaced with "; and".

                  c. Section 3.03 (d) is added which shall read in its entirety: "The Collateral Agent is authorized to file or record from time to time Uniform Commercial Code financing statements and other filing or recording documents or instruments with respect to the Collateral in such form and in such offices as the Collateral Agent may be specifically instructed by the Majority Holders to file or record, to perfect or to ensure the continuing perfection or priority of the security interest in favor of the Collateral Agent. The Collateral Agent shall have no obligation to make any independent investigation or determination as to the necessity or propriety of filing any such financing statements or other documents. However, if at any time, the Collateral Agent receives actual notice or is advised by in-house or outside legal counsel that it is necessary or proper to file any such financing statement or other document to perfect or to ensure the continuing perfection or priority of the security interest in favor of the Collateral Agent, then the Collateral Agent shall be obligated to so inform the Majority Holders, and the Majority Holders shall thereupon instruct the Collateral Agent to take, or refrain from taking, as the case may be, any action with respect to such filing. In the event that the Majority Holders fail to so instruct the Collateral Agent, the Majority Holders shall be deemed to have instructed the Collateral Agent to take no action."

         3. COUNTERPARTS. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or e-mail transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

         4. HEADINGS. The section and other headings contained in this Amendment are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

         5. CHOICE OF LAW. This Amendment shall be construed and enforced in accordance with, and governed by the law of the State of New York.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

         6. NO OTHER AMENDMENTS: CONFIRMATION. Except as expressly amended, modified and supplemented hereby, the provisions of the Collateral Agency Agreement and the other Note Documents are and still remain in full force and effect.

         7. REFERENCE TO AND EFFECT ON COLLATERAL AGENCY AGREEMENT. On and after the date of this Amendment, each reference in the Collateral Agency Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like meaning referring to the Collateral Agency Agreement, and each reference in the Note Documents, other than the Collateral Agency Agreement, and any ancillary documents to the "Collateral Agency Agreement", "thereunder", "thereof", or words of like meaning referring to the Collateral Agency Agreement shall mean and be a reference to the Collateral Agency Agreement as so amended by this Amendment.

                  IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the day and year first above written.

                                          VGR HOLDING INC.



                                          By: /s/ Richard J. Lampen
                                              ----------------------------------
                                              Name:     Richard J. Lampen
                                              Title:    Executive Vice President

                                          BROOKE GROUP HOLDING INC.



                                          By: /s/ Richard J. Lampen
                                              ----------------------------------
                                              Name:     Richard J. Lampen
                                              Title:    Executive Vice President

                                          VECTOR GROUP LTD.



                                          By: /s/ Richard J. Lampen
                                              ----------------------------------
                                              Name:     Richard J. Lampen
                                              Title:    Executive Vice President

                                          NEW VALLEY HOLDINGS, INC.



                                          By: /s/ Richard J. Lampen
                                              ----------------------------------
                                              Name:     Richard J. Lampen
                                              Title:    Executive Vice President

                                        THE BANK OF NEW YORK,
                                        as successor in interest to
                                        UNITED STATES TRUST COMPANY OF NEW YORK, as Collateral Agent



                                        By: /s/ Patricia Gallagher
                                            ------------------------------------
                                            Name:     Patricia Gallagher
                                            Title:    Authorized Signatory

                                        TCW LEVERAGED INCOME TRUST, L.P.,
                                        By:      TCW Advisers (Bermuda), Ltd.,
                                                 as its General Partner



                                        By: /s/ Melissa V. Weiler
                                            ------------------------------------
                                            Name:     Melissa V. Weiler
                                            Title:   Managing Director



                                        By:  TCW Investment Management Company,
                                             as Investment Adviser




                                        By: /s/ Darryl L. Schall
                                            ------------------------------------
                                            Name:     Darryl L. Schall
                                            Title:    Managing Director

                                        TCW LEVERAGED INCOME TRUST II, L.P.
                                               By: TCW (LINC II), L.P.
                                                   as its General Partner

                                        By:  TCW Advisers (Bermuda), Ltd.,
                                             its General Partner




                                        By:  /s/ Melissa V. Weiler
                                            ------------------------------------
                                            Name:  Melissa V. Weiler
                                            Title: Managing Director



                                        By: TCW Investment Management Company,
                                            as Investment Adviser




                                        By:  /s/ Darryl L. Schall
                                            ------------------------------------
                                            Name:  Darryl L. Schall
                                            Title: Managing Director

                                        TCW LINC III CBO LTD.
                                        By:  TCW Investment Management Company,
                                             as Collateral Manager


                                        By:  /s/ Melissa V. Weiler
                                            ------------------------------------
                                            Name:  Melissa V. Weiler
                                            Title: Managing Director



                                        By:  Darryl L. Schall
                                            ------------------------------------
                                            Name:  Darryl L. Schall
                                            Title: Managing Director

                                        POWRs 1997-2 (Participating Obligations
                                        with Residuals 1997-2)

                                        By: Citibank Global Asset Management,
                                            Its Investment Advisor

                                        By: TCW Asset Management Company,
                                            Its Portfolio Manager



                                        By:  /s/ Melissa V. Weiler
                                            ------------------------------------
                                            Name:   Melissa V. Weiler
                                            Title:  Managing Director



                                        By:  /s/ Darryl L. Schall
                                            ------------------------------------
                                            Name:   Darryl L. Schall
                                            Title:  Managing Director

                                        CAPTIVA II FINANCE LTD.,
                                        By:     TCW Advisors, Inc.
                                                Its Financial Manager



                                        By:  /s/ Melissa V. Weiler
                                            ------------------------------------
                                            Name:  Melissa V. Weiler
                                            Title: Managing Director



                                        By:  /s/ Darryl L. Schall
                                            ------------------------------------
                                            Name:  Darryl L. Schall
                                            Title: Managing Director

                                   AIMCO CDO, SERIES 2000-A
                                   By:   Allstate Investment Management Company,
                                              Its Collateral Manager
                                   By:        TCW Asset Management Company,
                                              Its Investment Advisor



                                   By:  /s/ Melissa V. Weiler
                                       -----------------------------------------
                                       Name:     Melissa V. Weiler
                                       Title:    Managing Director


                                   By:  /s/ Darryl L. Schall
                                       -----------------------------------------
                                       Name:     Darryl L. Schall
                                       Title:    Managing Director